EXHIBIT 99.2


  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF RAPID LINK,
              INCORPORATED AND TELNATIONAL COMMUNICATIONS, INC.

 The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Telenational Communications, Inc. (Telenational) by Rapid Link, Incorporated (Rapid Link) under the purchase method of accounting. The following unaudited pro forma condensed combined balance sheet of Rapid Link and Telenational as of January 31, 2006 and March 31, 2006, respectively, is based on historical balance sheets and has been prepared to reflect the acquisition as if it had been consummated on January 31, 2006. Such pro forma information is based upon the historical consolidated balance sheet data of Rapid Link and the historical balance sheet data of Telenational as of January 31, 2006 and March 31, 2006, respectively. The following unaudited pro forma condensed combined statement of operations combines Rapid Link's historical statement of operations for the year ended October 31, 2005 with Telenational's historical statement of operations for the year ended December 31, 2005 as if the acquisition were consummated on November 1, 2004. The following unaudited pro forma condensed combined statement of operations combines Rapid Link's consolidated statement of operations for the three months ended January 31, 2006 with Telenational's statement of operations for the three months ended March 31, 2006, assuming the acquisition were consummated on November 1, 2004.

 Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identified intangible asset acquired and liabilities assumed on the basis of their fair values on the transaction date. Any excess purchase price is recorded as goodwill.

 These unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values. The actual amounts recorded as of the completion of the acquisition may differ materially from the information presented in these unaudited pro forma condensed combined financial statements. In addition, the impact of ongoing integration activities could cause material differences in the information presented.

 These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes of Rapid Link, as well as the sections entitled, "Management Discussion and Analysis or Plan of Operations" and "Risk Factors" included in the historical consolidated financial statements and accompanying notes of Rapid Link contained in Rapid Link's annual report on Form 10-KSB for the year ended October 31, 2005, and the unaudited consolidated condensed financial statements contained in Rapid Link's Quarterly Report on Form 10-QSB for the quarter ended January 31, 2006 incorporated by reference herein, together with the audited financial statements of Telenational for the year ended December 31, 2005 included as exhibit 99.1 herein. The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the consolidated results of operations or financial condition of the combined company that would have been reported had the acquisition been completed as of the dates presented, and are not necessarily representative of future consolidated results of operations or financial condition of the combined company.


  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JANUARY 31, 2006

                                     ASSETS
                                     ------

                                                          Historical
                                                --------------------------------
                                                  Rapid        Telenational *        Pro Forma
                                                Link, Inc.  Communications, Inc.    Adjustments    Pro Forma
                                                --------------------------------    -------------------------
 CURRENT ASSETS
   Cash and cash equivalents                   $   106,009       $   563,074        $         -   $   669,083
   Trade accounts receivable, net
     of allowance for doubtful accounts            668,049           820,252                        1,488,301
   Prepaid expenses and other current assets       217,737            56,592                          274,329
                                                --------------------------------    -------------------------
      Total current assets                         991,795         1,439,918                  -     2,431,713
                                                --------------------------------    -------------------------

 PROPERTY AND EQUIPMENT, net                       267,848           202,951                          470,799
 NON-CURRENT ACCOUNTS RECEIVABLE                         -            12,712                           12,712
 GOODWILL, net                                   1,796,917                 -    (a)     634,984     2,431,901
 CUSTOMER LIST                                           -                 -    (b)   3,500,000     3,500,000
 OTHER ASSETS, net                                 200,017            18,665                          218,682
                                                --------------------------------    -------------------------
 TOTAL ASSETS                                  $ 3,256,577       $ 1,674,246        $ 4,134,984   $ 9,065,807
                                                ================================    =========================

   * Telenational as of March 31, 2006


     The accompanying notes are an integral part of this unaudited pro forma condensed financial statement.


  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JANUARY 31, 2006
                                 (continued)

                    LIABILITIES AND SHAREHOLDERS' DEFICIT
                    -------------------------------------

                                                          Historical
                                                --------------------------------
                                                  Rapid        Telenational *        Pro Forma
                                                Link, Inc.  Communications, Inc.    Adjustments    Pro Forma
                                                --------------------------------    -------------------------
 CURRENT LIABILITIES
   Capital lease obligation                    $   126,196       $         -        $        -    $   126,196
   Trade accounts payable                        3,407,804           660,527                        4,068,331
   Accrued liabilities                             848,210            85,101    (c)     50,000        983,311
   Advances from shareholder                       500,000                 -                          500,000
   Accrued interest (including $926,934
     to related parties)                         1,079,019                 -                        1,079,019
   Deferred revenue                                396,773                 -                          396,773
   Contingent payment per purchase agreement             -                 -    (d)    500,000        500,000
   Deposits and other payables                     418,109            16,183                          434,292
   Due to shareholder                                    -                 -    (k)    237,669        237,669
   Convertible debentures, current portion       1,064,981                 -                        1,064,981
   Net current liabilities from
     discontinued operations                     1,162,000                 -                        1,162,000
                                                --------------------------------    -------------------------
      Total current liabilities                  9,003,092           761,811           787,669     10,552,572
                                                --------------------------------    -------------------------

 CONVERTIBLE DEBENTURES, net of current
   portion and net of debt discount                303,031                 -                          303,031
 CONVERTIBLE NOTES PAYABLE TO RELATED PARTIES,
   net of debt discount                            934,454                 -                          934,454
 NOTE PAYABLE                                            -                 -    (e)   1,000,000     1,000,000

 COMMITMENTS AND CONTINGENCIES

 SHAREHOLDERS' DEFICIT
   Preferred stock                                       -                 -                                -
   Common stock                                     29,298                 1  (f)(g)     19,174        48,473
   Additional paid-in capital                   42,858,862               999  (f)(g)  3,239,576    46,099,437
   Accumulated earnings (deficit)              (49,817,290)          911,435    (g)    (911,435)  (49,817,290)
   Treasury stock, 12,022 common shares
     at cost                                       (54,870)                -                          (54,870)
                                                --------------------------------    -------------------------
      Total shareholders' equity (deficit)      (6,984,000)          912,435          2,347,315    (3,724,250)
                                                --------------------------------    -------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY (DEFICIT)                            $ 3,256,577       $  1,674,246       $ 4,134,984   $ 9,065,807
                                                ================================    =========================

   * Telenational as of March 31, 2006


     The accompanying notes are an integral part of this unaudited pro forma condensed financial statement.


 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS FOR
                       THE YEAR ENDED OCTOBER 31, 2005

                                                          Historical
                                                --------------------------------
                                                  Rapid        Telenational *        Pro Forma
                                                Link, Inc.  Communications, Inc.    Adjustments    Pro Forma
                                                --------------------------------    -------------------------
 REVENUES                                      $ 9,827,049       $10,907,141        $         -   $20,734,190

 COSTS AND EXPENSES
   Costs of revenues                             7,713,349         7,159,393                       14,872,742
   Sales and marketing                             205,973         1,235,777                        1,441,750
   General and administrative                    3,227,609         1,980,911                        5,208,520
   Depreciation and amortization                   557,131            56,616    (h)     700,000     1,313,747
   Gain on sale of equipment                        (8,800)                -                           (8,800)
   Gain on settlement of
     liabilities/legal settlement                 (225,000)                -                         (225,000)
                                                --------------------------------    -------------------------
     Total costs and expenses                   11,470,262        10,432,697            700,000    22,602,959
                                                --------------------------------    -------------------------

     Operating income (loss)                    (1,643,213)          474,444           (700,000)   (1,868,769)

 OTHER INCOME (EXPENSE)
   Interest expense and financing costs           (651,253)                -    (i)     (80,000)     (731,253)
   Related party interest expense and
     financing costs                              (219,362)                -                  -      (219,362)
   Foreign currency exchange gains                  10,486                 -                  -        10,486
   Other                                                 -             9,095                  -         9,095
                                                --------------------------------    -------------------------
     Total other income (expense), net            (860,129)            9,095            (80,000)     (940,129)
                                                --------------------------------    -------------------------
 INCOME (LOSS) FROM CONTINUING OPERATIONS      $(2,503,342)      $   483,539        $  (780,000)  $(2,808,898)
                                                ================================    =========================

 NET INCOME (LOSS) PER SHARE:
    Basic and diluted net income (loss)
      per share
    Continuing operations                      $     (0.11)      $       N/A        $     (0.04)  $     (0.07)
                                                ================================    =========================
 WEIGHTED AVERAGE SHARES USED IN THE
    CALCULATION OF PER SHARE AMOUNTS:
 Basic and diluted                              23,790,407               N/A    (j)  19,175,000    42,965,407
                                                ================================    =========================

 * Telenational year ended December 31, 2005


     The accompanying notes are an integral part of this unaudited pro forma condensed financial statement.


 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS FOR
                   THE THREE MONTHS ENDED JANUARY 31, 2006

                                                          Historical
                                                --------------------------------
                                                  Rapid        Telenational *        Pro Forma
                                                Link, Inc.  Communications, Inc.    Adjustments    Pro Forma
                                                --------------------------------    -------------------------
 REVENUES                                      $ 1,986,112       $ 2,722,025        $          -  $ 4,708,137

 COSTS AND EXPENSES
   Costs of revenues                             1,528,115         1,870,491                        3,398,606
   Sales and marketing                             142,382           296,549                          438,931
   General and administrative                      657,424           450,817                        1,108,241
   Depreciation and amortization                   104,212            16,766    (h)      175,000      295,978
   Gain on sale of equipment                             -                 -                                -
   Gain on settlement of
     liabilities/legal settlement                        -                 -                                -
                                                --------------------------------    -------------------------
     Total costs and expenses                    2,432,133         2,634,623             175,000    5,241,756
                                                --------------------------------    -------------------------

     Operating income (loss)                      (446,021)           87,402            (175,000)    (533,619)

 OTHER INCOME (EXPENSE)
   Interest expense and financing costs           (248,381)                -    (i)     (20,000)     (268,381)
   Related party interest expense and
     financing costs                               (33,057)                -                          (33,057)
   Foreign currency exchange gains                  22,283                 -                           22,283
                                                --------------------------------    -------------------------
     Total other income (expense), net            (259,155)                -            (20,000)     (279,155)
                                                --------------------------------    -------------------------
 NET INCOME (LOSS)                             $  (705,176)      $    87,402        $  (195,000)  $  (812,774)
                                                ================================    =========================

 NET INCOME (LOSS) PER SHARE:
    Basic and diluted net income (loss)
      per share                                $      (0.02)     $       N/A        $     (0.01)  $     (0.02)
                                                ================================    =========================
 WEIGHTED AVERAGE SHARES USED IN THE
    CALCULATION OF PER SHARE AMOUNTS:
 Basic and diluted                              29,285,161                -     (j)  19,175,000    48,460,161
                                                ================================    =========================


 * Telenational quarter ended March 31, 2006


     The accompanying notes are an integral part of this unaudited pro forma condensed financial statement.


   1. Purchase price calculation

   The Company's original purchase agreement required an initial payment of 9,587,500 shares of stock and included a contingent payment of 9,587,500 common shares. Following the closing, the Company amended the original purchase agreement to change the contingent payment of shares to a second payment of 9,587,500 shares payable immediately. The contingent cash payment is based on certain milestones which management has determined are probable of occurring. The note payable accrues interest at 8%, and all unpaid interest and principle is due within 18 months. The acquisition costs is management's estimate of the total direct costs incurred as a result of the acquisition of Telenational.

                                                Purchase price
                                  -------------------------------------------
                                    Shares      Price per Share      Value
                                  ----------    ---------------   -----------
  Initial common shares            9,587,500        $  0.18      $  1,725,750
  2nd portion of common shares     9,587,500           0.16         1,534,000
  Contingent cash pmt (full
    realization probable)                                             500,000
  Note payable                                                      1,000,000
  Acquisition costs                                                    50,000
                                  ----------                      -----------
  Total purchase price            19,175,000                     $  4,809,750
                                  ----------                      -----------

   The initial common shares were granted on May 5, 2006. The 3 day average price before and after the grant date was $0.18 per share. The second portion of common shares was granted on June 5, 2006. The closing stock price on the grant date was $0.16 per share for the second portion of common shares.


   2. Purchase price allocation

   The Company's purchase price allocation was based on total consideration of $4,809,750. Customer list will be amortized over its estimated useful life of five years. The purchase price allocated to customer list was determined by management's estimate. Goodwill was recorded for the excess of consideration given over the fair value of assets acquired.

                                                       Value
                                                    -----------
  Total Telenational assets acquired               $  1,362,950
  Telenational liabilities assumed                      688,184
                                                    -----------
  Telenational equity acquired as of 4/30/06            674,766
  Customer list                                       3,500,000
  Goodwill                                              634,984
                                                    -----------
  Total purchase price                             $  4,809,750
                                                    ===========


   3. Pro forma adjustments

      The unaudited pro forma condensed combined financial statements give effect to the transaction described in item 2.01 as if had occurred on January 31, 2006 for purposes of the pro forma condensed combined balance sheet and November 1, 2004 for the purposes of the pro forma condensed combined statements of operations for the year ended October 31, 2005 and for the first quarter ended January 31, 2006. The pro forma statements of operations do not include any restructuring charges that may arise with respect to Rapid Link as a result of the transaction described in item 2.01. Adjustments to the unaudited pro forma condensed combined financial statements as follows:

      (a)  Adjustment to record goodwill related to the acquisition

      (b) Adjustment to record value associated with Telenational's customer list related to the acquisition

      (c) Adjustment to record accrual of costs directly related to acquisition of Telenational

      (d) Adjustment to reflect probable contingent cash payment to Apex Corporation (the "seller") in accordance with the purchase agreement

      (e) Adjustment to record 18-month, $1,000,000 note payable at 8% due to the seller in accordance with purchase agreement.

      (f) Adjustment to reflect fair value of common stock issued for Telenational, net of adjustments to reflect the elimination of Telenational's common stock

      (g)  Adjustment to eliminate Telenational's equity as of March 31, 2006

      (h) Adjustment to record amortization expense related to acquired customer list using the straight line method of amortization over the estimated useful life of five years

      (i) Adjustment to record interest expense related to the 18-month, $1,000,000 note issued at 8% interest

      (j)  Adjustment to recognize shares issued to acquire Telenational

      (k) Adjustment to reflect amounts due to shareholder for the activity for the period subsequent to March 31, 2006 through the date of the initial closing of the acquisition